Supplement dated September 19, 2014
to the Prospectus of Ameriprise Certificates
(April 30, 2014) S-6000 AK
Effective September 19, 2014, information on the distribution schedules for Ameriprise Cash Reserve Certificate and Ameriprise Installment Certificate found on page 78p of the prospectus for Ameriprise Certificates have been revised to read as follows:
For Ameriprise Cash Reserve Certificate:
•	0.03% of the initial payment on the issue date of the certificate; and
•	0.03% of the certificate’s reserve at the beginning of the second and subsequent quarters from issue date.
For Ameriprise Installment Certificate:
•	0.50% of all payments. This fee is paid on all payments received on or after issue of the certificate until the certificate’s maturity date.
The rest of the section remains the same.
S-6000-24 A (9/14)